Exhibit 99.1

Exhibit 99.1 PRESS RELEASE ATLANTIC CAPITAL BANCSHARES, INC. REPORTS SECOND QUARTER 2021 RESULTS Atlanta, GA – July 23, 2021 – Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) announced net income for the quarter ended June 30, 2021 of $11.8 million, or $0.58 per diluted share, compared to $1.8 million, or $0.09 per diluted share, for the second quarter of 2020 and $13.4 million, or $0.65 per diluted share, for the first quarter of 2021. “Atlantic Capital recorded another quarter of strong and sustainable growth in loans, deposits, and revenue. Our new business pipelines remain robust, our banking teams are executing at a high level, and we expect solid growth through the balance of 2021 and into 2022,” remarked Douglas Williams, President and Chief Executive Officer. Second Quarter Highlights(1) • Total assets were $3.8 billion, compared to $3.7 billion at March 31, 2021 and $2.9 billion at June 30, 2020. • Loans held for investment, excluding Paycheck Protection Program (“PPP”) loans, increased $77.2 million, or 15% annualized, from March 31, 2021 and increased $208.6 million, or 11%, from June 30, 2020. • Quarterly average deposits increased $150.7 million, or 19% annualized, compared to the first quarter of 2021 and increased $897.6 million, or 37%, compared to the second quarter of 2020. • Cost of deposits decreased to 0.10% from 0.12% in the first quarter of 2021 and from 0.22% in the second quarter of 2020. • Tangible book value per common share increased to $16.40 from $15.74 at March 31, 2021 and from $14.72 at June 30, 2020. • Annualized net charge-offs to average loans totaled 0.10% for the second quarter of 2021 and 0.07% for the full year 2021. Non-performing assets to total assets were 0.14% at June 30, 2021. • The allowance for credit losses was 1.27% of total loans held for investment at June 30, 2021, compared to 1.31% at March 31, 2021 and 1.61% at June 30, 2020. • 50,000 shares were repurchased in the second quarter of 2021 totaling $1.3 million at an average price of $25.71. As of June 30, 2021, approximately $1.8 million remained from our $25 million share repurchase program. Income Statement Taxable equivalent net interest income totaled $26.0 million for the second quarter of 2021, an increase of $4.1 million, or 18%, from the second quarter of 2020, and an increase of $2.3 million, or 39% annualized, from the first quarter of 2021. The second quarter of 2021 included $3.0 million in PPP loan income compared to $696,000 in the second quarter of 2020 and $2.2 million in the first quarter of 2021. The second quarter of 2021 also included $671,000 in interest income related to the receipt of an investment prepayment penalty and the accelerated accretion of a loan discount upon payoff. (1) Commentary is on a fully taxable-equivalent basis unless otherwise noted. Consistent with SEC guidance in Industry Guide 3 that contemplates the calculation of tax-exempt income on a tax equivalent basis, net interest income and net interest margin are provided on a fully taxable-equivalent basis, which generally assumes a 21% marginal tax rate. We provide detailed reconciliations in the Non- GAAP Performance and Financial Measures Reconciliation table on page 13.

Taxable equivalent net interest margin was 2.91% in the second quarter of 2021, compared to 3.23% in the second quarter of 2020 and 2.81% in the first quarter of 2021. The tax equivalent net interest margin excluding PPP loans was 2.70%, unchanged from the first quarter of 2021. The yield on loans in the second quarter of 2021 was 4.19%, an increase of 32 basis points from the second quarter of 2020 and an increase of 30 basis points from the first quarter of 2021. Excluding PPP loans, the second quarter of 2021 loan yield was 3.95%, an increase of 12 basis points compared to the first quarter of 2021. In addition, loan interest income for the second quarter of 2021 included $405,000 in previously mentioned accelerated discount accretion. The cost of deposits in the second quarter of 2021 was 0.10%, a decrease of 12 basis points from the second quarter of 2020 and a decrease of 2 basis points from the first quarter of 2021. The cost of interest bearing deposits decreased 16 basis points to 0.17% from the second quarter of 2020, and decreased 2 basis points from the first quarter of 2021. In the second quarter of 2021, we recorded a negative provision for credit losses of $933,000 compared to a provision for credit losses of $8.9 million in the second quarter of 2020 and a negative provision for credit losses of $4.5 million in the first quarter of 2021. The second quarter of 2021 provision for credit losses included a negative provision for loan losses of $814,000 and a negative provision for unfunded commitments of $118,000. Noninterest income totaled $3.6 million in the second quarter of 2021 compared to $2.3 million in the second quarter of 2020 and unchanged from the first quarter of 2021. Service charge income in the second quarter of 2021 totaled $1.7 million, an increase of $646,000 compared to the second quarter of 2020, and an increase of $64,000 from the first quarter of 2021. The increase in service charge income was primarily due to growth in our payments and fintech businesses. Noninterest expense totaled $15.2 million in the second quarter of 2021, compared to $12.9 million in the second quarter of 2020 and $15.1 million in the first quarter of 2021. Salaries and employee benefits expense totaled $10.4 million in the second quarter of 2021, unchanged compared to the first quarter of 2021. Balance Sheet Total loans held for investment were $2.3 billion at June 30, 2021, an increase of $80.2 million from June 30, 2020 and a decrease of $35.9 million from March 31, 2021. Loans held for investment, excluding PPP loans, increased $77.2 million, or 15% annualized, from March 31, 2021 and increased $208.6 million, or 11%, from June 30, 2020. The allowance for credit losses was 1.27% of total loans held for investment at June 30, 2021, compared to 1.31% at March 31, 2021. The decrease in the allowance was a result of an improvement in our current expected credit losses, or CECL, economic forecast along with credit rating upgrades for certain criticized and classified loans. Excluding the impact of PPP loans, the allowance for credit losses at June 30, 2021 was 1.33%, compared to 1.45% at March 31, 2021. Total average deposits were $3.3 billion for the second quarter of 2021, an increase of $897.6 million, or 37%, from the second quarter of 2020 and an increase of $150.7 million, or 19% annualized, from the first quarter of 2021. Average noninterest bearing deposits were $1.3 billion for the second quarter of 2021, an increase of $480.4 million, or 59%, from the second quarter of 2020 and an increase of $159.2 million, or 56% annualized, from the first quarter of 2021. Noninterest bearing deposits were 39.2% of total average deposits in the second quarter of 2021, compared to 33.8% in the second quarter of 2020 and 36.0% in the first quarter of 2021. 2

Subsequent Event As announced and further described in a separate press release issued by Atlantic Capital today, Atlantic Capital and South State Corporation, have entered into a merger agreement under which South State will acquire Atlantic Capital in an all stock merger transaction. Conference Call In light of the announcement earlier today of our entry into a merger agreement with South State Corporation, Atlantic Capital and South State will host a joint conference call at 8:00 a.m. ET on Friday, July 23, 2021, to discuss the transaction and the financial results for the quarter ended June 30, 2021. Individuals wishing to participate in the conference call may do so by dialing 1-877-506-9272 from the United States. The call will also be available live via webcast at https://services.choruscall.com/links/ssb210723.html. Non-GAAP Financial Measures Statements included in this press release include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) taxable equivalent interest income; (ii) taxable equivalent net interest income; (iii) loans held for investment excluding PPP loans (iv) loan yield excluding PPP loans; (v) taxable equivalent net interest margin; (vi) taxable equivalent net interest margin excluding PPP loans; (vii) taxable equivalent income before income taxes; (viii) taxable equivalent income tax expense; (ix) tangible common equity to tangible assets; (x) tangible book value per common share, and (xi) allowance for credit losses to loans held for investment excluding PPP loans, in our analysis of the Company's performance. Tangible common equity excludes goodwill from shareholders' equity. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non- GAAP financial measures presented by other companies. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward- looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” “strive,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about Atlantic Capital’s confidence in its strategies and its expectations about financial performance, the impact of COVID-19 on operations, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or 3 achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K. Please refer to the SEC’s website at www.sec.gov where you can review those documents. About Atlantic Capital Bancshares Atlantic Capital Bancshares, Inc. is a $3.8 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers commercial and not-for-profit banking services, specialty corporate financial services, private banking services and commercial real estate finance solutions to privately held companies and individuals in the Atlanta area, as well as payments and other specialized financial services for select clients nationally. Media Contact: Ashley Carson Email: ashley.carson@atlcapbank.com Phone: 404-995-6050 (ACB-ER) Financial Contact: Patrick Oakes Email: patrick.oakes@atlcapbank.com Phone: 404-995-6050 4

ATLANTIC CAPITAL BANCSHARES, INC.
Selected Financial Information

(in thousands, except share and per share data; taxable equivalent)	2021 Second Quarter	2021 First Quarter	2020 Fourth Quarter	2020 Third Quarter	2020 Second Quarter	For the six months ended June 30, 2021	For the six months ended June 30, 2020
INCOME SUMMARY							
Interest income - taxable equivalent[1]	$ 27,993	$ 25,775	$ 25,288	$ 24,578	$ 24,151	$ 53,768	$ 50,397
Interest expense	1,958	2,065	2,299	2,515	2,166	4,023	7,209
Net interest income - taxable equivalent	26,035	23,710	22,989	22,063	21,985	49,745	43,188
Provision for credit losses	(933)	(4,519)	481	28	8,863	(5,452)	16,937
Net interest income after provision for credit losses	26,968	28,229	22,508	22,035	13,122	55,197	26,251
Noninterest income	3,584	3,562	3,016	2,504	2,343	7,146	4,765
Noninterest expense	15,197	15,149	13,164	13,713	12,904	30,346	25,781
Income before income taxes	15,355	16,642	12,360	10,826	2,561	31,997	5,235
Income tax expense	3,539	3,280	2,410	2,208	712	6,819	1,262
Net income[1][2]	**$ 11,816**	**$ 13,362**	**$ 9,950**	**$ 8,618**	**$ 1,849**	**$ 25,178**	**$ 3,973**
PER SHARE DATA							
Diluted earnings per share	$ 0.58	$ 0.65	$ 0.48	$ 0.40	$ 0.09	$ 1.23	$ 0.18
Book value per share	17.38	16.72	16.60	16.05	15.64	17.38	15.64
Tangible book value per common share[2]	16.40	15.74	15.62	15.11	14.72	16.40	14.72
PERFORMANCE MEASURES							
Return on average equity	13.60 %	15.99 %	11.68 %	10.05 %	2.20 %	14.77 %	2.38 %
Return on average assets	1.26	1.50	1.19	1.15	0.25	1.38	0.28
Taxable equivalent net interest margin	2.91	2.81	2.91	3.14	3.23	2.86	3.32
Taxable equivalent net interest margin excluding PPP loans	2.70	2.70	2.81	3.18	3.35	2.70	3.38
Efficiency ratio	51.97	56.30	51.30	56.61	53.82	54.04	54.42
Average loans to average deposits	67.54	71.93	76.81	88.65	88.46	69.67	86.23
CAPITAL							
Average equity to average assets	9.24 %	9.39 %	10.18 %	11.45 %	11.53 %	9.31 %	11.95 %
Tangible common equity to tangible assets	8.86	8.63	8.86	11.03	11.01	8.86	11.01
Leverage ratio	8.4 [3]	8.4	8.9	9.9	9.9	8.5 [4]	10.3
Total risk based capital ratio	16.0 [3]	16.4	16.1	16.9	14.8	16.0 [4]	14.8
SHARES OUTSTANDING							
Number of common shares outstanding - basic	20,319,429	20,354,077	20,394,912	21,202,783	21,477,631	20,319,429	21,477,631
Number of common shares outstanding - diluted	20,595,812	20,617,188	20,492,542	21,298,098	21,569,050	20,595,812	21,569,050
Average number of common shares - basic	20,332,503	20,380,066	20,711,089	21,500,735	21,472,462	20,356,153	21,580,855
Average number of common shares - diluted	20,516,478	20,502,184	20,795,332	21,543,805	21,535,040	20,509,370	21,688,712
ASSET QUALITY							
Allowance for credit losses to loans held for investment	1.27 %	1.31 %	1.55 %	1.59 %	1.61 %	1.27 %	1.61 %
Net charge-offs to average loans[4]	0.10	0.04	0.05	0.06	0.29	0.07	0.17
Non-performing assets to total assets	0.14	0.06	0.13	0.20	0.24	0.14	0.24
AVERAGE BALANCES							
Total loans	$ 2,233,906	$ 2,270,660	$ 2,207,956	$ 2,191,669	$ 2,131,847	$ 2,252,182	$ 2,011,016
Investment securities	656,507	579,547	491,134	453,382	462,850	618,239	440,410
Total assets	3,771,970	3,611,417	3,328,719	2,977,444	2,932,716	3,692,133	2,809,491
Deposits	3,307,601	3,156,906	2,874,402	2,472,218	2,409,958	3,232,669	2,332,231
Shareholders' equity	348,416	338,990	338,948	341,017	338,027	343,725	335,754
AT PERIOD END							
Loans and loans held for sale	$ 2,264,899	$ 2,302,661	$ 2,249,036	$ 2,188,894	$ 2,185,847	$ 2,264,899	$ 2,185,847
Investment securities	714,065	613,236	535,579	446,706	457,749	714,065	457,749
Total assets	3,780,445	3,732,668	3,615,617	2,923,977	2,890,622	3,780,445	2,890,622
Deposits	3,306,224	3,277,692	3,161,508	2,468,722	2,407,631	3,306,224	2,407,631
Shareholders' equity	353,185	340,328	338,586	340,309	335,980	353,185	335,980

(1) Interest income on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
(2) Excludes effect of acquisition related intangibles.
(3) Amounts are estimates as of June 30, 2021.
(4) Annualized.

5

ATLANTIC CAPITAL BANCSHARES, INC. Consolidated Balance Sheets (unaudited) (in thousands, except share data) ASSETS Cash and due from banks $ 35,530 $ 32,850 $ 16,865 $ 33,759 Interest-bearing deposits in banks 593,195 612,966 636,537 33,038 Cash and cash equivalents 628,725 645,816 653,402 66,797 Investment securities available for sale 480,518 390,701 335,423 271,829 Investment securities held to maturity, net of allowance for credit losses of $13, $14, $14, and $13 at June 30, 2021, March 31, 2021, December 31, 2020 and June 30, 2020, respectively 233,547 222,535 200,156 185,920 Other investments 24,293 24,709 25,892 28,811 Loans held for sale — 1,847 — 1,153 Loans held for investment 2,264,899 2,300,814 2,249,036 2,184,694 Less: allowance for loan losses (26,123) (27,506) (31,818) (31,605) Loans held for investment, net 2,238,776 2,273,308 2,217,218 2,153,089 Premises and equipment, net 19,643 20,633 21,589 22,494 Bank owned life insurance 73,610 73,223 72,856 67,127 Goodwill 19,925 19,925 19,925 19,925 Other intangibles, net 2,637 2,688 2,731 2,731 Other real estate owned 16 16 16 779 Other assets 58,755 57,267 66,409 69,967 Total assets $ 3,780,445 $ 3,732,668 $ 3,615,617 $ 2,890,622 LIABILITIES AND SHAREHOLDERS’ EQUITY Deposits: Noninterest-bearing demand $ 1,374,018 $ 1,280,524 $ 1,033,765 $ 883,662 Interest-bearing checking 536,677 485,540 760,638 449,737 Savings 676 562 625 583 Money market 1,026,239 1,142,361 1,030,753 879,863 Time 283,656 294,129 241,328 131,353 Brokered deposits 84,958 74,576 94,399 62,433 Total deposits 3,306,224 3,277,692 3,161,508 2,407,631 Federal funds purchased — — — 6,000 Federal Home Loan Bank borrowings — — — 50,000 Long-term debt 73,953 73,878 73,807 49,958 Other liabilities 47,083 40,770 41,716 41,053 Total liabilities 3,427,260 3,392,340 3,277,031 2,554,642 SHAREHOLDERS’ EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of June 30, 2021, March 31, 2021, December 31, 2020 and June 30, 2020 — — — — Common stock, no par value; 100,000,000 shares authorized; 20,319,429, 20,354,077, 20,394,912, and 21,477,631 shares issued and outstanding as of June 30, 2021, March 31, 2021, December 31, 2020 and June 30, 2020, respectively 206,619 207,047 209,942 224,520 Retained earnings 139,315 127,499 114,137 95,570 Accumulated other comprehensive income 7,251 5,782 14,507 15,890 Total shareholders’ equity 353,185 340,328 338,586 335,980 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 3,780,445 $ 3,732,668 $ 3,615,617 $ 2,890,622 June 30, 2021 June 30, 2020 December 31, 2020 March 31, 2021 6

ATLANTIC CAPITAL BANCSHARES, INC.
Consolidated Statements of Income (unaudited)

(in thousands, except share and per share data)	Three months ended					Six months ended	
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	June 30, 2021	June 30, 2020
INTEREST INCOME							
Loans, including fees	$ 23,352	$ 21,769	$ 21,609	$ 21,049	$ 20,496	$ 45,121	$ 42,922
Investment securities	3,900	3,374	3,000	2,910	3,041	7,274	5,773
Interest and dividends on other interest-earning assets	366	267	334	274	260	633	1,125
Total interest income	27,618	25,410	24,943	24,233	23,797	53,028	49,820
INTEREST EXPENSE							
Interest on deposits	851	971	1,188	1,151	1,299	1,822	5,481
Interest on Federal Home Loan Bank advances	—	—	—	16	38	—	38
Interest on federal funds purchased and securities sold under agreements to repurchase	—	—	—	3	6	—	38
Interest on long-term debt	1,107	1,094	1,111	1,345	823	2,201	1,652
Total interest expense	1,958	2,065	2,299	2,515	2,166	4,023	7,209
NET INTEREST INCOME BEFORE PROVISION FOR CREDIT LOSSES	25,660	23,345	22,644	21,718	21,631	49,005	42,611
Provision for credit losses	(933)	(4,519)	481	28	8,863	(5,452)	16,937
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	26,593	27,864	22,163	21,690	12,768	54,457	25,674
NONINTEREST INCOME							
Service charges	1,727	1,663	1,341	1,217	1,081	3,390	2,313
Gains (losses) on sale of securities	—	2	(23)	—	—	2	—
(Losses) gains on sale of other assets	—	—	(6)	(145)	—	—	5
Derivatives (loss) income	(7)	47	11	10	(10)	40	236
Bank owned life insurance	388	391	368	363	367	779	729
SBA lending activities	1,231	1,225	1,015	893	782	2,456	1,196
Other noninterest income	245	234	310	166	123	479	286
Total noninterest income	3,584	3,562	3,016	2,504	2,343	7,146	4,765
NONINTEREST EXPENSE							
Salaries and employee benefits	10,362	10,421	8,437	8,850	8,466	20,783	16,942
Occupancy	778	734	767	739	883	1,512	1,677
Equipment and software	819	774	969	826	763	1,593	1,542
Professional services	723	922	686	562	792	1,645	1,497
Communications and data processing	869	792	789	757	670	1,661	1,567
Marketing and business development	138	108	144	141	79	246	232
Travel, meals and entertainment	47	10	14	39	34	57	174
FDIC premiums	421	275	241	213	175	696	175
Other noninterest expense	1,040	1,113	1,117	1,586	1,042	2,153	1,975
Total noninterest expense	15,197	15,149	13,164	13,713	12,904	30,346	25,781
INCOME BEFORE PROVISION FOR INCOME TAXES	14,980	16,277	12,015	10,481	2,207	31,257	4,658
Provision for income taxes	3,164	2,915	2,065	1,863	358	6,079	685
NET INCOME	$ 11,816	$ 13,362	$ 9,950	$ 8,618	$ 1,849	$ 25,178	$ 3,973
Net income per common share - basic	$ 0.58	$ 0.66	$ 0.48	$ 0.40	$ 0.09	$ 1.24	$ 0.18
Net income per common share - diluted	$ 0.58	$ 0.65	$ 0.48	$ 0.40	$ 0.09	$ 1.23	$ 0.18
Weighted average shares - basic	20,332,503	20,380,066	20,711,089	21,500,735	21,472,462	20,356,153	21,580,855
Weighted average shares - diluted	20,516,478	20,502,184	20,795,332	21,543,805	21,535,040	20,509,370	21,688,712

7

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Three months ended					
	June 30, 2021			March 31, 2021		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 687,795	$ 201	0.12 %	$ 561,809	$ 168	0.12 %
Investment securities						
Taxable investment securities	426,634	2,382	2.24	356,250	1,898	2.16
Non-taxable investment securities [1]	229,873	1,893	3.30	223,297	1,841	3.34
Total investment securities	656,507	4,275	2.61	579,547	3,739	2.62
Loans	2,233,906	23,352	4.19	2,270,660	21,769	3.89
FHLB and FRB stock	11,931	165	5.55	12,701	99	3.17
Total interest-earning assets	3,590,139	27,993	3.13	3,424,717	25,775	3.05
Non-earning assets	181,831			186,700		
Total assets	$ 3,771,970			$ 3,611,417		
Liabilities						
Interest bearing deposits						
NOW, money market, and savings	1,637,374	725	0.18	1,662,097	834	0.20
Time deposits	290,331	68	0.09	273,615	74	0.11
Brokered deposits	84,168	58	0.28	84,663	63	0.30
Total interest-bearing deposits	2,011,873	851	0.17	2,020,375	971	0.19
Total borrowings	89	—	—	—	—	—
Total long-term debt	73,904	1,107	6.01	73,830	1,094	6.01
Total interest-bearing liabilities	2,085,866	1,958	0.38	2,094,205	2,065	0.40
Demand deposits	1,295,728			1,136,531		
Other liabilities	41,960			41,691		
Shareholders' equity	348,416			338,990		
Total liabilities and shareholders' equity	$ 3,771,970			$ 3,611,417		
Net interest spread			2.75 %			2.65 %
Net interest income and net interest margin [2]		$ 26,035	2.91 %		$ 23,710	2.81 %
Non-taxable equivalent net interest margin			2.87 %			2.76 %

[1] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
[2] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Three months ended					
	June 30, 2021			June 30, 2020		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 687,795	$ 201	0.12 %	$ 129,989	$ 23	0.07 %
Investment securities						
Taxable investment securities	426,634	2,382	2.24	247,668	1,581	2.57
Non-taxable investment securities [1]	229,873	1,893	3.30	215,182	1,814	3.39
Total investment securities	656,507	4,275	2.61	462,850	3,395	2.95
Loans	2,233,906	23,352	4.19	2,131,847	20,496	3.87
FHLB and FRB stock	11,931	165	5.55	16,842	237	5.66
Total interest-earning assets	3,590,139	27,993	3.13	2,741,528	24,151	3.54
Non-earning assets	181,831			191,188		
Total assets	$ 3,771,970			$ 2,932,716		
Liabilities						
Interest bearing deposits						
NOW, money market, and savings	1,637,374	725	0.18	1,415,069	1,115	0.32
Time deposits	290,331	68	0.09	96,362	58	0.24
Brokered deposits	84,168	58	0.28	83,228	126	0.61
Total interest-bearing deposits	2,011,873	851	0.17	1,594,659	1,299	0.33
Total borrowings	89	—	—	97,769	44	0.18
Total long-term debt	73,904	1,107	6.01	49,930	823	6.63
Total interest-bearing liabilities	2,085,866	1,958	0.38	1,742,358	2,166	0.50
Demand deposits	1,295,728			815,299		
Other liabilities	41,960			37,032		
Shareholders' equity	348,416			338,027		
Total liabilities and shareholders' equity	$ 3,771,970			$ 2,932,716		
Net interest spread			2.75 %			3.04 %
Net interest income and net interest margin [2]		$ 26,035	2.91 %		$ 21,985	3.23 %
Non-taxable equivalent net interest margin			2.87 %			3.17 %

[1] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
[2] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

8

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Six months ended					
	June 30, 2021			June 30, 2020		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 625,503	$ 369	0.12 %	$ 153,526	$ 691	0.91 %
Other short-term investments	—	—	—	55	—	—
Investment securities:						
Taxable investment securities	391,636	4,280	2.20	250,802	3,261	2.61
Non-taxable investment securities [(1)]	226,603	3,734	3.32	189,608	3,089	3.28
Total investment securities	618,239	8,014	2.61	440,410	6,350	2.90
Loans	2,252,182	45,121	4.04	2,011,016	42,922	4.29
FHLB and FRB stock	12,310	264	4.32	14,760	434	5.91
Total interest-earning assets	3,508,234	53,768	3.09	2,619,767	50,397	3.87
Non-earning assets	183,899			189,724		
Total assets	$ 3,692,133			$ 2,809,491		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,649,667	1,559	0.19	1,404,305	4,882	0.70
Time deposits	282,019	142	0.10	76,068	111	0.29
Brokered deposits	84,414	121	0.29	87,708	488	1.12
Total interest-bearing deposits	2,016,100	1,822	0.18	1,568,081	5,481	0.70
Total borrowings	45	—	—	54,736	76	0.28
Total long-term debt	73,867	2,201	6.01	49,909	1,652	6.66
Total interest-bearing liabilities	2,090,012	4,023	0.39	1,672,726	7,209	0.87
Demand deposits	1,216,569			764,150		
Other liabilities	41,827			36,861		
Shareholders' equity	343,725			335,754		
Total liabilities and shareholders' equity	$ 3,692,133			$ 2,809,491		
Net interest spread			2.70 %			3.00 %
Net interest income and net interest margin [(2)]		$ 49,745	2.86 %		$ 43,188	3.32 %
Non-taxable equivalent net interest margin			2.82 %			3.27 %

[(1)] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
[(2)] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

9

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Loans

(dollars in thousands)	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ —	$ 1,847	$ —	$ 859	$ 1,153	$ (1,847)	$ (1,153)
Total loans held for sale	$ —	$ 1,847	$ —	$ 859	$ 1,153	$ (1,847)	$ (1,153)
Loans held for investment							
Commercial loans:							
Commercial and industrial - other	$ 767,646	$ 735,287	$ 760,645	$ 712,567	$ 739,769	$ 32,359	$ 27,877
Commercial and industrial - PPP	105,684	218,766	192,160	231,834	234,049	(113,082)	(128,365)
Commercial real estate:							
Multifamily	58,632	80,507	66,262	58,336	58,909	(21,875)	(277)
Owner occupied	392,108	381,018	373,689	364,170	366,847	11,090	25,261
Investment	506,230	480,566	469,150	458,279	474,565	25,664	31,665
Construction and land:							
1-4 family residential construction	2,074	1,578	1,171	—	11	496	2,063
Other construction, development, and land	178,423	141,218	144,424	139,836	128,980	37,205	49,443
Total commercial loans	2,010,797	2,038,940	2,007,501	1,965,022	2,003,130	(28,143)	7,667
Residential:							
Residential mortgages	45,207	31,817	33,783	29,460	32,327	13,390	12,880
Home equity	24,972	26,293	25,443	24,528	23,689	(1,321)	1,283
Total residential loans	70,179	58,110	59,226	53,988	56,016	12,069	14,163
Consumer	184,203	203,176	176,066	154,916	113,149	(18,973)	71,054
Other	5,234	7,689	13,897	22,777	22,160	(2,455)	(16,926)
	2,270,413	2,307,915	2,256,690	2,196,703	2,194,455	(37,502)	75,958
Less net deferred fees and other unearned income	(5,514)	(7,101)	(7,654)	(8,668)	(9,761)	1,587	4,247
Total loans held for investment	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 2,188,035	$ 2,184,694	$ (35,915)	$ 80,205
Total loans	$ 2,264,899	$ 2,302,661	$ 2,249,036	$ 2,188,894	$ 2,185,847	$ (37,762)	$ 79,052
Total unfunded commitments	$ 804,784	$ 789,869	$ 813,757	$ 764,247	$ 749,321	$ 14,915	$ 55,463

10

ATLANTIC CAPITAL BANCSHARES, INC.
Allowance for Credit Losses Activity and Credit Quality

	2021		2020		
(dollars in thousands)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Allowance for loan losses					
Balance at beginning of period	$ 27,506	$ 31,818	$ 31,894	$ 31,605	$ 24,896
Provision for loan losses	(814)	(4,074)	225	636	8,222
Loans charged-off:					
Commercial and industrial	(386)	(288)	(401)	(404)	(1,479)
Commercial real estate	—	—	—	—	—
Construction and land	—	—	—	—	—
Residential mortgages	(223)	—	—	—	(36)
Home equity	—	—	—	—	—
Consumer	—	—	—	—	—
Other	—	—	—	—	—
Total loans charged-off	(609)	(288)	(401)	(404)	(1,515)
Recoveries on loans previously charged-off:					
Commercial and industrial	6	50	37	56	1
Commercial real estate	—	—	44	—	—
Construction and land	—	—	18	—	—
Residential mortgages	32	—	—	—	—
Home equity	—	—	—	—	—
Consumer	2	—	1	1	1
Other	—	—	—	—	—
Total recoveries	40	50	100	57	2
Net charge-offs	$ (569)	$ (238)	$ (301)	$ (347)	$ (1,513)
Balance at period end	$ 26,123	$ 27,506	$ 31,818	$ 31,894	$ 31,605
Allowance for unfunded commitments					
Balance at beginning of period	$ 2,683	$ 3,128	$ 2,871	$ 3,480	$ 2,838
Provision for unfunded commitments	(118)	(445)	257	(609)	642
Balance at period end	$ 2,565	$ 2,683	$ 3,128	$ 2,871	$ 3,480
Total allowance for credit losses - loans and unfunded commitments	$ 28,688	$ 30,189	$ 34,946	$ 34,765	$ 35,085
Provision for credit losses under CECL					
Provision for loan losses	(814)	(4,074)	225	636	8,222
Provision for securities held to maturity credit losses	(1)	-	(1)	1	(1)
Provision for unfunded commitments	(118)	(445)	257	(609)	642
Total provision for credit losses	$ (933)	$ (4,519)	$ 481	$ 28	$ 8,863
Non-performing loans	$ 5,194	$ 2,056	$ 4,862	$ 5,421	$ 6,265
Foreclosed properties (OREO)	16	16	16	563	779
Total nonperforming assets	$ 5,210	$ 2,072	$ 4,878	$ 5,984	$ 7,044
Allowance for loan losses to loans held for investment	1.15 %	1.20 %	1.41 %	1.46 %	1.45 %
Allowance for credit losses to loans held for investment	1.27 %	1.31 %	1.55 %	1.59 %	1.61 %
Allowance for credit losses to loans held for investment excluding PPP loans	1.33 %	1.45 %	1.70 %	1.78 %	1.80 %
Net charge-offs to average loans [1]	0.10	0.04	0.05	0.06	0.29
Non-performing loans as a percentage of total loans	0.23 %	0.09 %	0.22 %	0.25 %	0.29 %
Non-performing assets as a percentage of total assets	0.14 %	0.06 %	0.13 %	0.20 %	0.24 %

[1] Annualized.

11

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Deposits

(dollars in thousands)	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	Linked Quarter Change	Year Over Year Change
DDA	$ 1,374,018	$ 1,280,524	$ 1,033,765	$ 843,656	$ 883,662	$ 93,494	$ 490,356
NOW	536,677	485,540	760,638	387,858	449,737	51,137	86,940
Savings	676	562	625	568	583	114	93
Money market	1,026,239	1,142,361	1,030,753	945,834	879,863	(116,122)	146,376
Time	283,656	294,129	241,328	196,343	131,353	(10,473)	152,303
Brokered	84,958	74,576	94,399	94,463	62,433	10,382	22,525
Total deposits	$ 3,306,224	$ 3,277,692	$ 3,161,508	$ 2,468,722	$ 2,407,631	$ 28,532	$ 898,593

Average Deposits

	2021		2020				
(dollars in thousands)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Linked Quarter Change	Q2 2021 vs Q2 2020
DDA	$ 1,295,728	$ 1,136,531	$ 977,009	$ 854,715	$ 815,299	$ 159,197	$ 480,429
NOW	548,358	618,701	558,967	440,734	462,051	(70,343)	86,307
Savings	593	587	614	586	574	6	19
Money market	1,088,423	1,042,809	1,026,347	942,062	952,444	45,614	135,979
Time	290,331	273,615	221,792	166,019	96,362	16,716	193,969
Brokered	84,168	84,663	89,673	68,102	83,228	(495)	940
Total deposits	$ 3,307,601	$ 3,156,906	$ 2,874,402	$ 2,472,218	$ 2,409,958	$ 150,695	$ 897,643
Noninterest bearing deposits as a percentage of average deposits	39.2 %	36.0 %	34.0 %	34.6 %	33.8 %		
Cost of interest-bearing deposits	0.17 %	0.19 %	0.25 %	0.28 %	0.33 %		
Cost of deposits	0.10 %	0.12 %	0.16 %	0.19 %	0.22 %		

12

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2021 Second Quarter	2021 First Quarter	2020 Fourth Quarter	2020 Third Quarter	2020 Second Quarter	For the six months ended June 30, 2021	For the six months ended June 30, 2020
Taxable equivalent interest income reconciliation							
Interest income - GAAP	$ 27,618	$ 25,410	$ 24,943	$ 24,233	$ 23,797	$ 53,028	$ 49,820
Taxable equivalent adjustment	375	365	345	345	354	740	577
Interest income - taxable equivalent	$ 27,993	$ 25,775	$ 25,288	$ 24,578	$ 24,151	$ 53,768	$ 50,397
Taxable equivalent net interest income reconciliation							
Net interest income - GAAP	$ 25,660	$ 23,345	$ 22,644	$ 21,718	$ 21,631	$ 49,005	$ 42,611
Taxable equivalent adjustment	375	365	345	345	354	740	577
Net interest income - taxable equivalent	$ 26,035	$ 23,710	$ 22,989	$ 22,063	$ 21,985	$ 49,745	$ 43,188
Loan yield excluding PPP loans reconciliation							
Loan yield - GAAP	4.19 %	3.89 %	3.89 %	3.82 %	3.87 %	4.04 %	4.29 %
Impact of PPP loans	(0.24)	(0.06)	(0.03)	0.13	0.22	(0.15)	0.14
Loan yield excluding PPP loans	3.95 %	3.83 %	3.86 %	3.95 %	4.09 %	3.89 %	4.43 %
Taxable equivalent net interest margin reconciliation							
Net interest margin - GAAP	2.87 %	2.76 %	2.86 %	3.09 %	3.17 %	2.82 %	3.27 %
Impact of taxable equivalent adjustment	0.04	0.05	0.05	0.05	0.06	0.04	0.05
Net interest margin - taxable equivalent	2.91 %	2.81 %	2.91 %	3.14 %	3.23 %	2.86 %	3.32 %
Taxable equivalent net interest margin excluding PPP loans reconciliation							
Net interest margin - taxable equivalent	2.91 %	2.81 %	2.91 %	3.14 %	3.23 %	2.86 %	3.32 %
Impact of PPP loans	(0.21)	(0.11)	(0.10)	0.04	0.12	(0.16)	0.06
Net interest margin - taxable equivalent excluding PPP loans	2.70 %	2.70 %	2.81 %	3.18 %	3.35 %	2.70 %	3.38 %
Taxable equivalent income before income taxes reconciliation							
Income before income taxes - GAAP	$ 14,980	$ 16,277	$ 12,015	$ 10,481	$ 2,207	$ 31,257	$ 4,658
Taxable equivalent adjustment	375	365	345	345	354	740	577
Income before income taxes	$ 15,355	$ 16,642	$ 12,360	$ 10,826	$ 2,561	$ 31,997	$ 5,235
Taxable equivalent income tax expense reconciliation							
Income tax expense - GAAP	$ 3,164	$ 2,915	$ 2,065	$ 1,863	$ 358	$ 6,079	$ 685
Taxable equivalent adjustment	375	365	345	345	354	740	577
Income tax expense	$ 3,539	$ 3,280	$ 2,410	$ 2,208	$ 712	$ 6,819	$ 1,262
Tangible book value per common share reconciliation							
Total shareholders' equity	$ 353,185	$ 340,328	$ 338,586	$ 340,309	$ 335,980	$ 353,185	$ 335,980
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 333,260	$ 320,403	$ 318,661	$ 320,384	$ 316,055	$ 333,260	$ 316,055
Common shares outstanding	20,319,429	20,354,077	20,394,912	21,202,783	21,477,631	20,319,429	21,477,631
Book value per common share - GAAP	$ 17.38	$ 16.72	$ 16.60	$ 16.05	$ 15.64	$ 17.38	$ 15.64
Tangible book value	16.40	15.74	15.62	15.11	14.72	16.40	14.72
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 353,185	$ 340,328	$ 338,586	$ 340,309	$ 335,980	$ 353,185	$ 335,980
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 333,260	$ 320,403	$ 318,661	$ 320,384	$ 316,055	$ 333,260	$ 316,055
Total assets	$ 3,780,445	$ 3,732,668	$ 3,615,617	$ 2,923,977	$ 2,890,622	$ 3,780,445	$ 2,890,622
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible assets	$ 3,760,520	$ 3,712,743	$ 3,595,692	$ 2,904,052	$ 2,870,697	$ 3,760,520	$ 2,870,697
Tangible common equity to tangible assets	8.86 %	8.63 %	8.86 %	11.03 %	11.01 %	8.86 %	11.01 %
Allowance for credit losses to loans held for investment reconciliation							
Total loans held for investment	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 2,188,035	$ 2,184,694	$ 2,264,899	$ 2,184,694
PPP loans	(105,684)	(218,766)	(192,160)	(231,834)	(234,049)	(105,684)	(234,049)
Total loans held for investment excluding PPP loans	$ 2,159,215	$ 2,082,048	$ 2,056,876	$ 1,956,201	$ 1,950,645	$ 2,159,215	$ 1,950,645
Allowance for credit losses to loans held for investment	1.27 %	1.31 %	1.55 %	1.59 %	1.61 %	1.27 %	1.61 %
Allowance for credit losses to loans held for investment excluding PPP loans	1.33 %	1.45 %	1.70 %	1.78 %	1.80 %	1.33 %	1.80 %

13